MANAGED PORTFOLIO SERIES

New Path Tactical Allocation Fund

(the “Fund”)

Supplement dated February 28, 2013 to:

Prospectus and Statement of Additional Information (“SAI”) for the Fund
dated February 28, 2013.

During the period from February 28, 2013 to April 29, 2013, the investment objective of Fund will be to seek capital appreciation and income.

The Fund’s Prospectus states that Shareholders will receive a 60 day notice of any changes in the Fund’s investment objective.  Accordingly, this Supplement serves as such notice.  On April 30, 2013, this Supplement will be removed from the Prospectus and SAI and the Fund’s investment objective will be to seek total return, as disclosed in the Prospectus and SAI dated February 28, 2013.

Thank you for your investment. If you have any questions, please call the Fund toll-free at (855) 482-2363.

This supplement should be retained with your Prospectus and Statement of Additional
Information for future reference.